SILVERADO GOLD MINES LTD.

Suite 505, 1111 West Georgia Street
Vancouver, British Columbia V6E 4M3
(604) 689-1535      (800) 665-4646
Fax: (604) 682-3519

July 1, 2003

RACHEL LANGFORD
180 North Delta Avenue
Burnaby, BC, V5B 1E6

Dear Ms. Langford:

Re:	Consultant Agreement Between Silverado Gold Mines Ltd. (the “Company”) and Rachel
Langford (“Langford) Dated September 1, 2002 (the “Consultant Agreement”)

We write to confirm our agreement to amend the Consultant Agreement to provide that all 300,000 common shares of the Company to be issued to you pursuant to Section 5.2(b) of the Consultant Agreement in respect of consulting services provided by you under the Consultant Agreement will be issued to you on or before August 23, 2003. All other terms and conditions of the Consultant Agreement will remain in full force and effect, without amendment.

If you are in agreement, please sign a copy of this letter where indicated and return it to us.

Yours truly,

SILVERADO GOLD MINES LTD.

Per:
/s/ Garry L. Anselmo
Garry L. Anselmo, President

ACCEPTED AND AGREED TO this 28, day of July, 2003

/s/ Rachel Langford
RACHEL LANGFORD

E-Mail: pr@silverado.com
Internet: www.silverado.com